UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: April 25, 2007

STEELCASE INC.

Michigan (State of incorporation)	1-13873 (Commission File Number)	38-0819050 (IRS employer identification number)

901 44th Street SE
Grand Rapids, Michigan		49508
(Address of principal executive offices)		(Zip code)
(616) 247-2710

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Share Purchase Agreement - William P. Crawford Trust U/A/D
Share Purchase Agreement - Marilyn M. Crawford Trust U/A/D
Share Purchase Agreement - Walter D. Idema Grandchild Trust
Share Purchase Agreement - Walter D. Idema Grandchild Trust No.2
Press Release, dated April 25, 2007
Item 1.01 Entry into a Material Definitive Agreement
     On April 25, 2007, Steelcase Inc. (the “Company”) entered into Stock Repurchase Agreements (collectively, the “Agreements”) with the William P. Crawford Trust U/A/D December 27, 1995, as amended (the “WPC Trust”), the Marilyn M. Crawford Trust U/A/D December 27, 1995, as amended (the “MMC Trust”), the Walter D. Idema Grandchild Trust for the benefit of William P. Crawford U/A/D December 15, 1965 (the “WDI Trust”) and the Walter D. Idema Grandchild Trust No. 2 for the benefit of William P. Crawford U/A/D December 23, 1965 (the “WDI Trust No. 2” and, collectively with the WPC Trust, the MMC Trust and the WDI Trust, the “Sellers”). Mr. William P. Crawford, who currently serves as a director of the Company, is Trustee of the WPC Trust and Co-Trustee of the WDI Trust and the WDI Trust No.2. Mr. Crawford’s wife is the Trustee of the MMC Trust.
     The Agreements provide for the repurchase by the Company of an aggregate of 1,718,750 shares of the Company’s Class B Common Stock from the Sellers for an aggregate purchase price of $33 million, or $19.20 per share. The repurchase, which was approved by the Company’s Board of Directors, will be made under the Company’s previously announced share repurchase program and is scheduled to close on April 30, 2007.
     The Agreement contains customary representations, warranties and covenants that are valid as between the parties and as of the date of entering such agreement and are not factual information to investors about the Company.
     The Agreements and the press release announcing the repurchase are attached hereto as Exhibit 10.01, Exhibit 10.02, Exhibit 10.03, Exhibit 10.04 and Exhibit 99.1, respectively, and are incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

10.1	Share Repurchase Agreement, dated April 25, 2007, by and between Steelcase Inc. and William P. Crawford Trust U/A/D December 27, 1995, as amended.

10.2	Share Repurchase Agreement, dated April 25, 2007, by and between Steelcase Inc. and Marilyn M. Crawford Trust U/A/D December 27, 1995, as amended.

10.3	Share Repurchase Agreement, dated April 25, 2007, by and between Steelcase Inc. and Walter D. Idema Grandchild Trust for the benefit of William P. Crawford U/A/D December 15, 1965.

10.4	Share Repurchase Agreement, dated April 25, 2007, by and between Steelcase Inc. and Walter D. Idema Grandchild Trust No. 2 for the benefit of William P. Crawford U/A/D December 23, 1965.

99.1	Press release dated April 25, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Steelcase Inc.
Date: April 25, 2007
/s/ James P. Hackett

James P. Hackett President and Chief Executive Officer